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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 5, 2004
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                                  DSL.net, Inc.
                                  -------------
             (Exact Name of Registrant as Specified in Its Charter)



           Delaware                   000-27525                  06-1510312
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 (State or Other Jurisdiction        (Commission               (IRS Employer
         of Incorporation)           File Number)            Identification No.)


               545 Long Wharf Drive, New Haven, Connecticut 06511
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                    (Address of principal executive offices)

              (Registrant's telephone number, including area code):
                                 (203) 772-1000
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ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c)  Exhibits.


      Exhibit
      Number                       Description
      ------                       -----------

      99.01             Press Release, dated August 5, 2004.








ITEM 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

            On August 5, 2004, DSL.net, Inc. announced its financial results for the three months ended June 30, 2004. A copy of the press release is attached hereto as Exhibit 99.01 and is incorporated by reference herein.

            The information in this Report on Form 8-K, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by DSL.net, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filings.

                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          DSL.net, Inc.



Dated: August 5, 2004                     By: /s/ Robert J. DeSantis
                                              ----------------------------
                                          Name: Robert J. DeSantis
                                          Title: Chief Financial Officer

                                INDEX TO EXHIBITS


      Exhibit
      Number                       Description
      ------                       -----------

      99.01             Press Release, dated August 5, 2004.